Employee Future Benefits (Tables)	9 Months Ended
Sep. 30, 2019
Employee Future Benefits
Disclosure of Net Defined Benefit Liability (Asset)

The Company sponsors a pension plan in Germany (The Aeterna Zentaris GmbH Pension Plan). The change in the Company’s accrued benefit obligations is summarized as follows:

	Nine months ended September 30, 2019			Year ended December 31, 2018
	Pension benefit plans	Other benefit plans	Total	Total
	$	$	$	$
Balances – Beginning of the period	13,100	105	13,205	14,229
Current service cost	30	5	35	72
Interest cost	160	1	161	225
Actuarial loss (gain) arising from changes in financial assumptions	2,027	—	2,027	(174)
Benefits paid	(313)	—	(313)	(494)
Impact of foreign exchange rate changes	(633)	(5)	(638)	(653)
Balances – End of the period	14,371	106	14,477	13,205
Amounts recognized:
In net loss	(190)	(6)	(196)	(316)
In other comprehensive loss	2,027	—	2,027	846